UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 2, 2006

                                Marwich II, Ltd.
             (Exact name of registrant as specified in its charter)

           Colorado                     2-98191-D                 84-0925128
(State or other jurisdiction     Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)

                           12773 Forest Hill Boulevard
                         West Palm Beach, Florida 33414
               (Address of principal executive offices) (Zip code)

                                 (561) 798-2907
              (Registrant's telephone number, including area code)

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01. Other Events

On June 2, 2006, Marwich's Board of Directors declared a four-for-one stock split, in the form of a 300% stock dividend on the Company's common stock. The common stock split will be effected by issuing three additional shares of common stock for each share held by shareholders of record on June 12, 2006. The additional shares will be distributed on June 14, 2006.










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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Marwich II, Ltd.

Date: June 5, 2006                          By:    /s/ Michael Schumacher
                                                   -----------------------------
                                            Name:  Michael Schumacher
                                            Title: President, Treasurer, Chief
                                                   Financial Officer